Cincinnati Financial Corporation
Supplemental Financial Data
for the period ending June 30, 2025

6200 South Gilmore Road
Fairfield, Ohio 45014-5141
cinfin.com

Investor Contact:	Media Contact:	Shareholder Contact:
Dennis E. McDaniel	Betsy E. Ertel	Brandon McIntosh
513-870-2768	513-603-5323	513-870-2696

	A.M. Best Company	Fitch Ratings	Moody's Investor Service	S&P Global Ratings
Cincinnati Financial Corporation
Corporate Debt	a	A-	A3	BBB+

The Cincinnati Insurance Companies
Insurer Financial Strength

Property Casualty Group
Standard Market Subsidiaries:	A+	—	A1	A+
The Cincinnati Insurance Company	A+	A+	A1	A+
The Cincinnati Indemnity Company	A+	A+	A1	A+
The Cincinnati Casualty Company	A+	A+	A1	A+
Surplus Lines Subsidiary:
The Cincinnati Specialty Underwriters Insurance Company	A+	—	—	—

The Cincinnati Life Insurance Company	A+	A+	—	A+

Ratings are as of July 25, 2025, under continuous review and subject to change and/or affirmation. For the current ratings, select Financial Strength under About on cinfin.com.
The consolidated financial statements and financial exhibits that follow are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes included with our periodic filings with the U.S. Securities and Exchange Commission. The results of operations for interim periods may not be indicative of results to be expected for the full year.
CINF Second-Quarter 2025 Supplemental Financial Data

Cincinnati Financial Corporation
Supplemental Financial Data
for the period ending June 30, 2025

Page
Definitions of Non-GAAP Information and Reconciliation to Comparable GAAP Measures	3

Consolidated
CFC and Subsidiaries Consolidation – Six Months Ended June 30, 2025	4
CFC and Subsidiaries Consolidation – Three Months Ended June 30, 2025	5

Consolidated Property Casualty Insurance Operations
Losses Incurred Detail	6
Loss Ratio Detail	7
Loss Claim Count Detail	8
Quarterly Property Casualty Data – Commercial Lines	9
Quarterly Property Casualty Data – Personal Lines and Excess & Surplus Lines	10
Loss and Loss Expense Analysis – Six Months Ended June 30, 2025	11
Loss and Loss Expense Analysis – Three Months Ended June 30, 2025	12

Reconciliation Data
Quarterly Property Casualty Data – Consolidated	13
Quarterly Property Casualty Data – Commercial Lines	14
Quarterly Property Casualty Data – Personal Lines	15
Quarterly Property Casualty Data – Excess & Surplus Lines	16

Statutory Statements of Income
Consolidated Cincinnati Insurance Companies Statutory Statements of Income	17
The Cincinnati Life Insurance Company Statutory Statements of Income	18

Other
Quarterly Data – Other	19

CINF Second-Quarter 2025 Supplemental Financial Data

Definitions of Non-GAAP Information and
Reconciliation to Comparable GAAP Measures
Cincinnati Financial Corporation prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules for insurance company regulation in the United States of America as defined by the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual, and therefore is not reconciled to GAAP data.
Management uses certain non-GAAP financial measures to evaluate its primary business areas – property casualty insurance, life insurance and investments. Management uses these measures when analyzing both GAAP and non-GAAP results to improve its understanding of trends in the underlying business and to help avoid incorrect or misleading assumptions and conclusions about the success or failure of company strategies. Management adjustments to GAAP measures generally: apply to non-recurring events that are unrelated to business performance and distort short-term results; involve values that fluctuate based on events outside of management’s control; supplement reporting segment disclosures with disclosures for a subsidiary company or for a combination of subsidiaries or reporting segments; or relate to accounting refinements that affect comparability between periods, creating a need to analyze data on the same basis.
•Non-GAAP operating income: Non-GAAP operating income is calculated by excluding investment gains and losses (defined as investment gains and losses after applicable federal and state income taxes) and other significant non-recurring items from net income. Management evaluates non-GAAP operating income to measure the success of pricing, rate and underwriting strategies. While investment gains (or losses) are integral to the company’s insurance operations over the long term, the determination to realize investment gains or losses on fixed-maturity securities sold in any period may be subject to management’s discretion and is independent of the insurance underwriting process. Also, under applicable GAAP accounting requirements, gains and losses are recognized from certain changes in market values of securities without actual realization. Management believes that the level of investment gains or losses for any particular period, while it may be material, may not fully indicate the performance of ongoing underlying business operations in that period.
For these reasons, many investors and shareholders consider non-GAAP operating income to be one of the more meaningful measures for evaluating insurance company performance. Equity analysts who report on the insurance industry and the company generally focus on this metric in their analyses. The company presents non-GAAP operating income so that all investors have what management believes to be a useful supplement to GAAP information.
•    Consolidated property casualty insurance results: To supplement reporting segment disclosures related to our property casualty insurance operations, we also evaluate results for those operations on a basis that includes results for our property casualty insurance and brokerage services subsidiaries. That is the total of our commercial lines, personal lines and our excess and surplus lines segments plus our reinsurance assumed operations known as Cincinnati Re and our London-based global specialty underwriter known as Cincinnati Global.
•Life insurance subsidiary results: To supplement life insurance reporting segment disclosures related to our life insurance operation, we also evaluate results for that operation on a basis that includes life insurance subsidiary investment income, or investment income plus investment gains and losses, that are also included in our investments reporting segment. We recognize that assets under management, capital appreciation and investment income are integral to evaluating the success of the life insurance segment because of the long duration of life products.
Other Measures
•    Value creation ratio: This is a measure of shareholder value creation that management believes captures the contribution of the company’s insurance operations, the success of its investment strategy and the importance placed on paying cash dividends to shareholders. The value creation ratio measure is made up of two primary components: (1) rate of growth in book value per share plus (2) the ratio of dividends declared per share to beginning book value per share. Management believes this measure is useful, providing a meaningful measure of long-term progress in creating shareholder value. It is intended to be all-inclusive regarding changes in book value per share, and uses originally reported book value per share in cases where book value per share has been adjusted, such as adoption of Accounting Standards Updates with a cumulative effect of a change in accounting.
•    Statutory accounting rules: For public reporting, insurance companies prepare financial statements in accordance with GAAP. However, insurers also must calculate certain data according to statutory accounting rules for insurance company regulation in the United States of America as defined in the NAIC’s Accounting Practices and Procedures Manual, which may be, and has been, modified by various state insurance departments and differ from GAAP. Statutory data is publicly available, and various organizations use it to calculate aggregate industry data, study industry trends and compare insurance companies.
•    Written premium: Under statutory accounting rules in the U.S., property casualty written premium is the amount recorded for policies issued and recognized on an annualized basis at the effective date of the policy. Management analyzes trends in written premium to assess business efforts. The difference between written and earned premium is unearned premium.
CINF Second-Quarter 2025 Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Six Months Ended June 30, 2025

(Dollars in millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues
Premiums earned:
Property casualty	$—	$4,932	$—	$—	$—	$4,932
Life	—	—	203	—	—	203
Premiums ceded	—	(271)	(40)	—	—	(311)
Total earned premium	—	4,661	163	—	—	4,824
Investment income, net of expenses	58	410	99	—	(2)	565
Investment gains and losses, net	98	313	(5)	—	—	406
Fee revenues	—	7	3	—	—	10
Other revenues	8	5	—	5	(9)	9
Total revenues	$164	$5,396	$260	$5	$(11)	$5,814

Benefits & expenses
Losses & contract holders' benefits	$—	$3,984	$198	$—	$1	$4,183
Reinsurance recoveries	—	(510)	(44)	—	(1)	(555)
Underwriting, acquisition and insurance expenses	—	1,364	47	—	—	1,411
Interest expense	26	—	—	2	(1)	27
Other operating expenses	26	3	—	2	(10)	21
Total expenses	$52	$4,841	$201	$4	$(11)	$5,087

Income before income taxes	$112	$555	$59	$1	$—	$727

Provision (benefit) for income taxes
Current operating income (loss)	$(20)	$(44)	$18	$—	$—	$(46)
Capital gains/losses	21	65	(1)	—	—	85
Deferred	22	76	(5)	—	—	93
Total provision for income taxes	$23	$97	$12	$—	$—	$132

Net income - current year	$89	$458	$47	$1	$—	$595

Net income - prior year	$223	$801	$43	$—	$—	$1,067
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global.
CINF Second-Quarter 2025 Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Three Months Ended June 30, 2025

(Dollars in millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues
Premiums earned:
Property casualty	$—	$2,495	$—	$—	$—	$2,495
Life	—	—	104	—	—	104
Premiums ceded	—	(98)	(21)	—	—	(119)
Total earned premium	—	2,397	83	—	—	2,480
Investment income, net of expenses	29	208	49	—	(1)	285
Investment gains and losses, net	193	284	(4)	—	—	473
Fee revenues	—	3	2	—	—	5
Other revenues	4	3	—	2	(4)	5
Total revenues	$226	$2,895	$130	$2	$(5)	$3,248

Benefits & expenses
Losses & contract holders' benefits	$—	$1,599	$104	$—	$1	$1,704
Reinsurance recoveries	—	(12)	(31)	—	(1)	(44)
Underwriting, acquisition and insurance expenses	—	685	24	—	—	709
Interest expense	13	—	—	1	—	14
Other operating expenses	12	2	—	1	(5)	10
Total expenses	$25	$2,274	$97	$2	$(5)	$2,393

Income before income taxes	$201	$621	$33	$—	$—	$855

Provision (benefit) for income taxes
Current operating income (loss)	$(40)	$10	$12	$—	$—	$(18)
Capital gains/losses	41	59	(1)	—	—	99
Deferred	41	52	(4)	—	—	89
Total provision for income taxes	$42	$121	$7	$—	$—	$170

Net income - current year	$159	$500	$26	$—	$—	$685

Net income - prior year	$113	$175	$24	$—	$—	$312
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global.
CINF Second-Quarter 2025 Supplemental Financial Data

Consolidated Property Casualty
Losses Incurred Detail
(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/25	9/30/25	6/30/25	3/31/25	12/31/24	9/30/24	6/30/24	3/31/24	6/30/25	6/30/24	9/30/25	9/30/24	12/31/25	12/31/24
Consolidated
Current accident year losses greater than $5 million			$15	$26	$19	$18	$31	$—	$41	$31		$49		$68
Current accident year losses $2 million - $5 million			40	20	37	51	28	22	60	50		101		138
Large loss prior accident year reserve development			27	56	19	19	15	22	83	37		56		75
Total large losses incurred			$82	$102	$75	$88	$74	$44	$184	$118		$206		$281
Losses incurred but not reported			213	279	182	185	165	251	492	416		601		783
Other losses excluding catastrophe losses			741	688	653	711	741	677	1,429	1,418		2,129		2,782
Catastrophe losses			280	558	83	282	228	111	838	339		621		704
Total losses incurred			$1,316	$1,627	$993	$1,266	$1,208	$1,083	$2,943	$2,291		$3,557		$4,550
Commercial Lines
Current accident year losses greater than $5 million			$5	$7	$9	$11	$31	$—	$12	$31		$42		$51
Current accident year losses $2 million - $5 million			22	15	12	36	11	11	37	22		58		70
Large loss prior accident year reserve development			14	44	19	20	22	12	58	34		54		73
Total large losses incurred			$41	$66	$40	$67	$64	$23	$107	$87		$154		$194
Losses incurred but not reported			106	163	105	117	92	156	269	248		365		470
Other losses excluding catastrophe losses			383	318	328	337	384	368	701	752		1,089		1,417
Catastrophe losses			83	40	8	58	101	64	123	165		223		231
Total losses incurred			$613	$587	$481	$579	$641	$611	$1,200	$1,252		$1,831		$2,312
Personal Lines
Current accident year losses greater than $5 million			$10	$19	$10	$7	$—	$—	$29	$—		$7		$17
Current accident year losses $2 million - $5 million			18	5	25	13	15	11	23	26		39		64
Large loss prior accident year reserve development			13	12	—	(1)	(7)	10	25	3		2		2
Total large losses incurred			$41	$36	$35	$19	$8	$21	$77	$29		$48		$83
Losses incurred but not reported			37	74	22	33	31	22	111	53		86		108
Other losses excluding catastrophe losses			257	254	245	256	256	231	511	487		743		988
Catastrophe losses			186	405	(4)	178	129	50	591	179		357		353
Total losses incurred			$521	$769	$298	$486	$424	$324	$1,290	$748		$1,234		$1,532
Excess & Surplus Lines
Current accident year losses greater than $5 million			$—	$—	$—	$—	$—	$—	$—	$—		$—		$—
Current accident year losses $2 million - $5 million			—	—	—	2	2	—	—	2		4		4
Large loss prior accident year reserve development			—	—	—	—	—	—	—	—		—		—
Total large losses incurred			$—	$—	$—	$2	$2	$—	$—	$2		$4		$4
Losses incurred but not reported			31	46	28	12	17	30	77	47		59		87
Other losses excluding catastrophe losses			42	24	46	55	51	37	66	88		143		189
Catastrophe losses			3	—	2	2	3	1	3	4		6		8
Total losses incurred			$76	$70	$76	$71	$73	$68	$146	$141		$212		$288
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. The sum of quarterly amounts may not equal the full year as each is computed independently.
Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global.
CINF Second-Quarter 2025 Supplemental Financial Data

Consolidated Property Casualty
Loss Ratio Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/25	9/30/25	6/30/25	3/31/25	12/31/24	9/30/24	6/30/24	3/31/24	6/30/25	6/30/24	9/30/25	9/30/24	12/31/25	12/31/24
Consolidated
Current accident year losses greater than $5 million			0.6%	1.2%	0.8%	0.9%	1.5%	—%	0.9%	0.8%		0.8%		0.8%
Current accident year losses $2 million - $5 million			1.7	0.9	1.5	2.3	1.4	1.1	1.3	1.2		1.6		1.6
Large loss prior accident year reserve development			1.1	2.4	0.9	0.8	0.7	1.1	1.8	0.9		0.9		0.9
Total large loss ratio			3.4%	4.5%	3.2%	4.0%	3.6%	2.2%	4.0%	2.9%		3.3%		3.3%
Losses incurred but not reported			8.9	12.3	8.0	8.4	8.0	12.6	10.5	10.2		9.6		9.1
Other losses excluding catastrophe losses			30.9	30.4	28.7	32.0	35.6	34.0	30.6	34.9		33.8		32.5
Catastrophe losses			11.7	24.6	3.6	12.7	11.0	5.6	18.0	8.3		9.9		8.2
Total loss ratio			54.9%	71.8%	43.5%	57.1%	58.2%	54.4%	63.1%	56.3%		56.6%		53.1%
Commercial Lines
Current accident year losses greater than $5 million			0.5%	0.6%	0.8%	1.0%	2.8%	—%	0.5%	1.4%		1.3%		1.1%
Current accident year losses $2 million - $5 million			1.8	1.2	1.0	3.2	1.0	1.0	1.5	1.0		1.7		1.5
Large loss prior accident year reserve development			1.2	3.8	1.6	1.7	2.0	1.1	2.5	1.6		1.6		1.7
Total large loss ratio			3.5%	5.6%	3.4%	5.9%	5.8%	2.1%	4.5%	4.0%		4.6%		4.3%
Losses incurred but not reported			8.7	13.9	9.1	10.3	8.3	14.4	11.3	11.3		11.0		10.5
Other losses excluding catastrophe losses			31.6	26.8	28.2	29.7	34.6	34.0	29.3	34.3		32.8		31.5
Catastrophe losses			6.8	3.4	0.7	5.1	9.1	6.0	5.1	7.6		6.7		5.2
Total loss ratio			50.6%	49.7%	41.4%	51.0%	57.8%	56.5%	50.2%	57.2%		55.1%		51.5%
Personal Lines
Current accident year losses greater than $5 million			1.3%	2.8%	1.4%	1.1%	—%	—%	2.0%	—%		0.4%		0.7%
Current accident year losses $2 million - $5 million			2.2	0.7	3.4	2.0	2.4	1.8	1.5	2.1		2.1		2.4
Large loss prior accident year reserve development			1.5	1.8	—	(0.2)	(1.1)	1.8	1.6	0.3		0.1		0.1
Total large loss ratio			5.0%	5.3%	4.8%	2.9%	1.3%	3.6%	5.1%	2.4%		2.6%		3.2%
Losses incurred but not reported			4.7	10.5	3.0	5.0	4.8	3.8	7.4	4.3		4.6		4.1
Other losses excluding catastrophe losses			32.0	36.4	33.7	37.6	40.5	39.4	34.1	39.9		39.0		37.6
Catastrophe losses			23.1	57.9	(0.4)	26.2	20.5	8.4	39.3	14.7		18.8		13.5
Total loss ratio			64.8%	110.1%	41.1%	71.7%	67.1%	55.2%	85.9%	61.3%		65.0%		58.4%
Excess & Surplus Lines
Current accident year losses greater than $5 million			—%	—%	—%	—%	—%	—%	—%	—%		—%		—%
Current accident year losses $2 million - $5 million			—	—	—	1.3	1.3	—	—	0.7		0.9		0.7
Large loss prior accident year reserve development			—	—	—	—	—	—	—	—		—		—
Total large loss ratio			—%	—%	—%	1.3%	1.3%	—%	—%	0.7%		0.9%		0.7%
Losses incurred but not reported			18.1	28.1	16.9	7.1	11.6	21.6	23.0	16.4		13.2		14.2
Other losses excluding catastrophe losses			24.4	14.8	27.2	35.4	33.8	26.8	19.7	30.4		32.1		30.8
Catastrophe losses			1.3	0.2	1.0	1.5	1.9	0.5	0.8	1.2		1.3		1.2
Total loss ratio			43.8%	43.1%	45.1%	45.3%	48.6%	48.9%	43.5%	48.7%		47.5%		46.9%
*Certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global.
CINF Second-Quarter 2025 Supplemental Financial Data

Consolidated Property Casualty
Loss Claim Count Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/25	9/30/25	6/30/25	3/31/25	12/31/24	9/30/24	6/30/24	3/31/24	6/30/25	6/30/24	9/30/25	9/30/24	12/31/25	12/31/24
Consolidated
Current accident year reported losses greater than $5 million			2	3	1	3	5	—	5	5		8		10
Current accident year reported losses $2 million - $5 million			14	7	14	18	11	8	21	19		37		49
Prior accident year reported losses on large losses			13	15	11	6	9	7	28	16		22		33
Non-Catastrophe reported losses on large losses total			29	25	26	27	25	15	54	40		67		92
Commercial Lines
Current accident year reported losses greater than $5 million			1	1	—	2	5	—	2	5		7		8
Current accident year reported losses $2 million - $5 million			7	5	7	12	4	4	12	8		20		26
Prior accident year reported losses on large losses			10	11	11	6	9	4	21	13		19		30
Non-Catastrophe reported losses on large losses total			18	17	18	20	18	8	35	26		46		64
Personal Lines
Current accident year reported losses greater than $5 million			1	2	1	1	—	—	3	—		1		2
Current accident year reported losses $2 million - $5 million			7	2	7	5	6	4	9	10		15		21
Prior accident year reported losses on large losses			3	4	—	—	—	3	7	3		3		3
Non-Catastrophe reported losses on large losses total			11	8	8	6	6	7	19	13		19		26
Excess & Surplus Lines
Current accident year reported losses greater than $5 million			—	—	—	—	—	—	—	—		—		—
Current accident year reported losses $2 million - $5 million			—	—	—	1	1	—	—	1		2		2
Prior accident year reported losses on large losses			—	—	—	—	—	—	—	—		—		—
Non-Catastrophe reported losses on large losses total			—	—	—	1	1	—	—	1		2		2
*The sum of quarterly amounts may not equal the full year as each is computed independently.
CINF Second-Quarter 2025 Supplemental Financial Data

Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/25	9/30/25	6/30/25	3/31/25	12/31/24	9/30/24	6/30/24	3/31/24	6/30/25	6/30/24	9/30/25	9/30/24	12/31/25	12/31/24
Commercial casualty:
Net written premiums			$428	$443	$385	$364	$391	$417	$871	$808		$1,172		$1,557
Year over year change %- written premium			9%	6%	7%	10%	3%	3%	8%	3%		5%		6%
Earned premiums			$402	$387	$390	$381	$372	$365	$789	$737		$1,118		$1,508
Current accident year before catastrophe losses			72.3%	72.8%	72.9%	74.1%	69.6%	73.6%	72.6%	71.6%		72.5%		72.6%
Current accident year catastrophe losses			—	—	—	—	—	—	—	—		—		—
Prior accident years before catastrophe losses			(0.4)	(0.3)	(0.3)	(0.4)	7.6	0.1	(0.4)	3.9		2.4		1.7
Prior accident years catastrophe losses			—	—	—	—	—	—	—	—		—		—
Total loss and loss expense ratio			71.9%	72.5%	72.6%	73.7%	77.2%	73.7%	72.2%	75.5%		74.9%		74.3%
Commercial property:
Net written premiums			$428	$411	$383	$389	$392	$362	$839	$754		$1,143		$1,526
Year over year change %- written premium			9%	14%	13%	13%	17%	15%	11%	16%		15%		15%
Earned premiums			$399	$389	$373	$361	$348	$336	$787	$684		$1,045		$1,418
Current accident year before catastrophe losses			40.2%	43.5%	22.3%	40.9%	45.7%	48.5%	41.8%	47.0%		44.9%		39.0%
Current accident year catastrophe losses			21.5	13.3	7.7	16.7	28.9	21.3	17.5	25.2		22.3		18.4
Prior accident years before catastrophe losses			(9.5)	(5.3)	3.2	(7.8)	(3.9)	(4.2)	(7.4)	(4.0)		(5.4)		(3.1)
Prior accident years catastrophe losses			(0.6)	(3.6)	(2.6)	(1.3)	(2.1)	(2.5)	(2.1)	(2.3)		(1.9)		(2.1)
Total loss and loss expense ratio			51.6%	47.9%	30.6%	48.5%	68.6%	63.1%	49.8%	65.9%		59.9%		52.2%
Commercial auto:
Net written premiums			$271	$283	$223	$223	$248	$259	$555	$506		$730		$953
Year over year change %- written premium			9%	9%	8%	12%	6%	8%	10%	7%		9%		9%
Earned premiums			$247	$241	$237	$231	$228	$220	$489	$448		$679		$916
Current accident year before catastrophe losses			65.0%	68.6%	65.5%	66.7%	67.9%	70.0%	66.8%	68.9%		68.2%		67.5%
Current accident year catastrophe losses			0.8	1.8	(3.3)	2.2	4.4	1.6	1.3	3.0		2.7		1.2
Prior accident years before catastrophe losses			7.2	2.9	2.4	0.2	(3.8)	(0.8)	5.1	(2.4)		(1.5)		(0.5)
Prior accident years catastrophe losses			(0.1)	(0.1)	(0.2)	—	—	(0.1)	(0.1)	—		—		(0.1)
Total loss and loss expense ratio			72.9%	73.2%	64.4%	69.1%	68.5%	70.7%	73.1%	69.5%		69.4%		68.1%
Workers' compensation:
Net written premiums			$57	$79	$54	$56	$55	$79	$135	$134		$190		$244
Year over year change %- written premium			4%	—%	(5)%	(2)%	(15)%	(4)%	1%	(9)%		(6)%		(6)%
Earned premiums			$60	$61	$60	$61	$59	$61	$121	$120		$182		$242
Current accident year before catastrophe losses			97.0%	95.5%	87.9%	88.2%	86.5%	91.5%	96.2%	89.0%		88.8%		88.5%
Current accident year catastrophe losses			—	—	—	—	—	—	—	—		—		—
Prior accident years before catastrophe losses			(27.8)	(18.6)	(44.4)	(26.7)	(46.9)	(19.3)	(23.1)	(32.9)		(30.8)		(34.2)
Prior accident years catastrophe losses			—	—	—	—	—	—	—	—		—		—
Total loss and loss expense ratio			69.2%	76.9%	43.5%	61.5%	39.6%	72.2%	73.1%	56.1%		58.0%		54.3%
Other commercial:
Net written premiums			$106	$109	$98	$106	$100	$106	$215	$207		$312		$410
Year over year change %- written premium			6%	3%	1%	8%	5%	6%	4%	6%		6%		5%
Earned premiums			$104	$101	$100	$103	$100	$100	$205	$200		$302		$402
Current accident year before catastrophe losses			50.5%	45.8%	47.9%	50.5%	40.7%	40.5%	48.2%	40.6%		43.9%		44.9%
Current accident year catastrophe losses			0.1	0.1	0.1	0.1	—	0.1	0.1	0.1		0.1		0.1
Prior accident years before catastrophe losses			(1.5)	(2.2)	—	0.4	0.2	(2.8)	(1.8)	(1.3)		(0.6)		(0.5)
Prior accident years catastrophe losses			0.1	—	—	(0.1)	0.1	0.1	—	0.1		—		—
Total loss and loss expense ratio			49.2%	43.7%	48.0%	50.9%	41.0%	37.9%	46.5%	39.5%		43.4%		44.5%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
CINF Second-Quarter 2025 Supplemental Financial Data

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/25	9/30/25	6/30/25	3/31/25	12/31/24	9/30/24	6/30/24	3/31/24	6/30/25	6/30/24	9/30/25	9/30/24	12/31/25	12/31/24
Personal auto:
Net written premiums			$333	$266	$270	$296	$283	$216	$599	$499		$795		$1,065
Year over year change %- written premium			18%	23%	30%	30%	33%	33%	20%	33%		32%		32%
Earned premiums			$285	$271	$258	$242	$224	$208	$556	$432		$674		$932
Current accident year before catastrophe losses			67.8%	71.2%	70.0%	68.7%	73.3%	73.8%	69.5%	73.5%		71.8%		71.3%
Current accident year catastrophe losses			3.2	3.0	(3.6)	6.6	3.6	3.4	3.1	3.5		4.6		2.3
Prior accident years before catastrophe losses			—	(0.8)	4.0	1.5	5.3	(1.9)	(0.4)	1.9		1.7		2.4
Prior accident years catastrophe losses			—	(0.3)	—	—	(0.1)	(0.7)	(0.2)	(0.4)		(0.2)		(0.2)
Total loss and loss expense ratio			71.0%	73.1%	70.4%	76.8%	82.1%	74.6%	72.0%	78.5%		77.9%		75.8%
Homeowner:
Net written premiums			$532	$320	$394	$442	$433	$303	$852	$736		$1,178		$1,572
Year over year change %- written premium			23%	6%	32%	30%	31%	36%	16%	33%		32%		32%
Earned premiums			$425	$338	$379	$352	$326	$303	$763	$629		$981		$1,360
Current accident year before catastrophe losses			38.8%	53.4%	34.2%	40.9%	42.2%	46.9%	45.2%	44.4%		43.1%		40.7%
Current accident year catastrophe losses			44.3	122.5	2.6	47.4	38.5	21.0	79.0	30.1		36.3		26.9
Prior accident years before catastrophe losses			(3.0)	(2.0)	(1.3)	(1.4)	1.2	(2.0)	(2.6)	(0.3)		(0.7)		(0.9)
Prior accident years catastrophe losses			(3.0)	(3.5)	(3.1)	(1.7)	(1.7)	(6.3)	(3.2)	(4.0)		(3.1)		(3.1)
Total loss and loss expense ratio			77.1%	170.4%	32.4%	85.2%	80.2%	59.6%	118.4%	70.2%		75.6%		63.6%
Other personal:
Net written premiums			$115	$86	$89	$94	$103	$76	$201	$179		$273		$362
Year over year change %- written premium			12%	13%	20%	18%	18%	21%	12%	19%		18%		19%
Earned premiums			$94	$89	$89	$84	$81	$77	$183	$158		$242		$331
Current accident year before catastrophe losses			58.3%	76.2%	57.0%	66.5%	54.6%	57.4%	67.0%	56.0%		59.7%		59.0%
Current accident year catastrophe losses			6.8	1.1	14.0	4.1	5.3	2.3	4.0	3.8		3.9		6.6
Prior accident years before catastrophe losses			7.4	3.7	7.3	8.7	(5.8)	(2.6)	5.6	(4.3)		0.2		2.1
Prior accident years catastrophe losses			(0.1)	(0.4)	—	—	0.2	(0.3)	(0.2)	—		—		—
Total loss and loss expense ratio			72.4%	80.6%	78.3%	79.3%	54.3%	56.8%	76.4%	55.5%		63.8%		67.7%

Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/25	9/30/25	6/30/25	3/31/25	12/31/24	9/30/24	6/30/24	3/31/24	6/30/25	6/30/24	9/30/25	9/30/24	12/31/25	12/31/24
Excess & Surplus:
Net written premiums			$202	$168	$171	$157	$180	$146	$370	$326		$483		$654
Year over year change %- written premium			12%	15%	14%	23%	15%	7%	13%	12%		15%		15%
Earned premiums			$174	$162	$168	$157	$151	$139	$336	$290		$447		$615
Current accident year before catastrophe losses			64.9%	65.6%	63.1%	64.2%	64.0%	65.7%	65.2%	64.8%		64.6%		64.2%
Current accident year catastrophe losses			1.6	0.8	1.0	1.7	1.4	0.9	1.2	1.2		1.4		1.3
Prior accident years before catastrophe losses			(2.7)	(5.0)	2.3	2.9	1.6	(1.7)	(3.8)	—		1.0		1.4
Prior accident years catastrophe losses			(0.3)	(0.5)	0.1	(0.2)	0.5	(0.4)	(0.3)	—		—		—
Total loss and loss expense ratio			63.5%	60.9%	66.5%	68.6%	67.5%	64.5%	62.3%	66.0%		67.0%		66.9%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
CINF Second-Quarter 2025 Supplemental Financial Data

Consolidated Property Casualty Loss and Loss Expense Analysis
(Dollars in millions)				Change in	Change in	Change in	Total			Loss
	Paid	Paid loss	Total	case	IBNR	loss expense	change in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the six months ended June 30, 2025
Commercial casualty	$268	$108	$376	$36	$130	$32	$198	$304	$130	$140	$574
Commercial property	305	38	343	(27)	69	6	48	278	69	44	391
Commercial auto	235	46	281	1	63	11	75	236	63	57	356
Workers' compensation	61	15	76	(15)	17	12	14	46	17	27	90
Other commercial	49	11	60	1	17	23	41	50	17	34	101
Total commercial lines	918	218	1,136	(4)	296	84	376	914	296	302	1,512

Personal auto	279	61	340	9	41	12	62	288	41	73	402
Homeowners	913	60	973	140	187	14	341	1,053	187	74	1,314
Other personal	100	6	106	14	39	1	54	114	39	7	160
Total personal lines	1,292	127	1,419	163	267	27	457	1,455	267	154	1,876

Excess & surplus lines	84	35	119	(12)	79	29	96	72	79	64	215
Other	234	12	246	44	92	(1)	135	278	92	11	381
Total property casualty	$2,528	$392	$2,920	$191	$734	$139	$1,064	$2,719	$734	$531	$3,984

Ceded loss and loss expense incurred for the six months ended June 30, 2025
Commercial casualty	$—	$—	$—	$7	$(2)	$—	$5	$7	$(2)	$—	$5
Commercial property	11	—	11	(18)	6	—	(12)	(7)	6	—	(1)
Commercial auto	—	—	—	—	—	—	—	—	—	—	—
Workers' compensation	3	—	3	(1)	—	—	(1)	2	—	—	2
Other commercial	7	—	7	(3)	—	—	(3)	4	—	—	4
Total commercial lines	21	—	21	(15)	4	—	(11)	6	4	—	10

Personal auto	1	—	1	1	—	—	1	2	—	—	2
Homeowners	229	—	229	79	102	—	181	308	102	—	410
Other personal	7	—	7	10	3	—	13	17	3	—	20
Total personal lines	237	—	237	90	105	—	195	327	105	—	432

Excess & surplus lines	6	—	6	(1)	1	—	—	5	1	—	6
Other	11	—	11	(1)	52	—	51	10	52	—	62
Total property casualty	$275	$—	$275	$73	$162	$—	$235	$348	$162	$—	$510

Net loss and loss expense incurred for the six months ended June 30, 2025
Commercial casualty	$268	$108	$376	$29	$132	$32	$193	$297	$132	$140	$569
Commercial property	294	38	332	(9)	63	6	60	285	63	44	392
Commercial auto	235	46	281	1	63	11	75	236	63	57	356
Workers' compensation	58	15	73	(14)	17	12	15	44	17	27	88
Other commercial	42	11	53	4	17	23	44	46	17	34	97
Total commercial lines	897	218	1,115	11	292	84	387	908	292	302	1,502

Personal auto	278	61	339	8	41	12	61	286	41	73	400
Homeowners	684	60	744	61	85	14	160	745	85	74	904
Other personal	93	6	99	4	36	1	41	97	36	7	140
Total personal lines	1,055	127	1,182	73	162	27	262	1,128	162	154	1,444

Excess & surplus lines	78	35	113	(11)	78	29	96	67	78	64	209
Other	223	12	235	45	40	(1)	84	268	40	11	319
Total property casualty	$2,253	$392	$2,645	$118	$572	$139	$829	$2,371	$572	$531	$3,474

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
Other data includes results from our Cincinnati Re operations and Cincinnati Global.
CINF Second-Quarter 2025 Supplemental Financial Data

Consolidated Property Casualty Loss and Loss Expense Analysis
(Dollars in millions)				Change in	Change in	Change in	Total			Loss
	Paid	Paid loss	Total	case	IBNR	loss expense	change in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the three months ended June 30, 2025
Commercial casualty	$156	$55	$211	$19	$51	$18	$88	$175	$51	$73	$299
Commercial property	170	18	188	7	2	4	13	177	2	22	201
Commercial auto	118	23	141	6	28	4	38	124	28	27	179
Workers' compensation	31	8	39	(7)	9	2	4	24	9	10	43
Other commercial	26	6	32	1	5	16	22	27	5	22	54
Total commercial lines	501	110	611	26	95	44	165	527	95	154	776

Personal auto	142	30	172	5	19	6	30	147	19	36	202
Homeowners	287	30	317	13	(20)	8	1	300	(20)	38	318
Other personal	59	3	62	3	15	—	18	62	15	3	80
Total personal lines	488	63	551	21	14	14	49	509	14	77	600

Excess & surplus lines	43	17	60	—	33	18	51	43	33	35	111
Other	77	7	84	14	15	(1)	28	91	15	6	112
Total property casualty	$1,109	$197	$1,306	$61	$157	$75	$293	$1,170	$157	$272	$1,599

Ceded loss and loss expense incurred for the three months ended June 30, 2025
Commercial casualty	$—	$—	$—	$11	$(1)	$—	$10	$11	$(1)	$—	$10
Commercial property	2	—	2	(4)	(3)	—	(7)	(2)	(3)	—	(5)
Commercial auto	—	—	—	—	—	—	—	—	—	—	—
Workers' compensation	3	—	3	(2)	—	—	(2)	1	—	—	1
Other commercial	3	—	3	—	—	—	—	3	—	—	3
Total commercial lines	8	—	8	5	(4)	—	1	13	(4)	—	9

Personal auto	1	—	1	—	—	—	—	1	—	—	1
Homeowners	36	—	36	(30)	(17)	—	(47)	6	(17)	—	(11)
Other personal	5	—	5	8	(1)	—	7	13	(1)	—	12
Total personal lines	42	—	42	(22)	(18)	—	(40)	20	(18)	—	2

Excess & surplus lines	5	—	5	(5)	1	—	(4)	—	1	—	1
Other	5	—	5	—	(5)	—	(5)	5	(5)	—	—
Total property casualty	$60	$—	$60	$(22)	$(26)	$—	$(48)	$38	$(26)	$—	$12

Net loss and loss expense incurred for the three months ended June 30, 2025
Commercial casualty	$156	$55	$211	$8	$52	$18	$78	$164	$52	$73	$289
Commercial property	168	18	186	11	5	4	20	179	5	22	206
Commercial auto	118	23	141	6	28	4	38	124	28	27	179
Workers' compensation	28	8	36	(5)	9	2	6	23	9	10	42
Other commercial	23	6	29	1	5	16	22	24	5	22	51
Total commercial lines	493	110	603	21	99	44	164	514	99	154	767

Personal auto	141	30	171	5	19	6	30	146	19	36	201
Homeowners	251	30	281	43	(3)	8	48	294	(3)	38	329
Other personal	54	3	57	(5)	16	—	11	49	16	3	68
Total personal lines	446	63	509	43	32	14	89	489	32	77	598

Excess & surplus lines	38	17	55	5	32	18	55	43	32	35	110
Other	72	7	79	14	20	(1)	33	86	20	6	112
Total property casualty	$1,049	$197	$1,246	$83	$183	$75	$341	$1,132	$183	$272	$1,587

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
Other data includes results from our Cincinnati Re operations and Cincinnati Global.
CINF Second-Quarter 2025 Supplemental Financial Data

Quarterly Property Casualty Data - Consolidated

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/25	9/30/25	6/30/25	3/31/25	12/31/24	9/30/24	6/30/24	3/31/24	6/30/25	6/30/24	9/30/25	9/30/24	12/31/25	12/31/24
Premiums
Agency renewal written premiums			$2,135	$1,912	$1,759	$1,795	$1,843	$1,683	$4,047	$3,526		$5,321		$7,080
Agency new business written premiums			404	383	382	406	407	346	787	753		1,159		1,541
Other written premiums			194	200	102	92	209	219	394	428		520		622
Net written premiums			$2,733	$2,495	$2,243	$2,293	$2,459	$2,248	$5,228	$4,707		$7,000		$9,243
Unearned premium change			(336)	(231)	41	(76)	(384)	(256)	(567)	(640)		(716)		(675)
Earned premiums			$2,397	$2,264	$2,284	$2,217	$2,075	$1,992	$4,661	$4,067		$6,284		$8,568
Year over year change %
Agency renewal written premiums			16%	14%	15%	16%	12%	10%	15%	11%		13%		13%
Agency new business written premiums			(1)	11	23	30	34	38	5	36		34		31
Other written premiums			(7)	(9)	34	(3)	2	(6)	(8)	(2)		(2)		2
Net written premiums			11	11	17	17	14	11	11	13		14		15
Paid losses and loss expenses
Losses paid			$1,049	$1,203	$978	$946	$893	$861	$2,253	$1,755		$2,701		$3,680
Loss expenses paid			197	196	185	168	174	176	392	349		517		701
Loss and loss expenses paid			$1,246	$1,399	$1,163	$1,114	$1,067	$1,037	$2,645	$2,104		$3,218		$4,381
Incurred losses and loss expenses
Loss and loss expense incurred			$1,587	$1,887	$1,255	$1,499	$1,412	$1,270	$3,474	$2,682		$4,181		$5,436
Loss and loss expenses paid as a % of incurred			78.5%	74.1%	92.7%	74.3%	75.6%	81.7%	76.1%	78.4%		77.0%		80.6%
Statutory combined ratio
Loss ratio			55.4%	72.4%	43.2%	58.3%	59.1%	55.2%	63.6%	57.2%		57.6%		53.8%
Loss adjustment expense ratio			11.6	11.7	11.8	11.0	10.1	9.6	11.7	9.8		10.2		10.6
Net underwriting expense ratio			26.4	28.2	30.2	28.5	27.7	27.5	27.3	27.6		27.9		28.5
US Statutory combined ratio			93.4%	112.3%	85.2%	97.8%	96.9%	92.3%	102.6%	94.6%		95.7%		92.9%
Contribution from catastrophe losses			11.9	25.2	2.8	13.4	11.6	6.1	18.4	8.9		10.5		8.4
Statutory combined ratio excl. catastrophe losses			81.5%	87.1%	82.4%	84.4%	85.3%	86.2%	84.2%	85.7%		85.2%		84.5%
GAAP combined ratio
GAAP combined ratio			94.9%	113.3%	84.7%	97.4%	98.5%	93.6%	103.8%	96.1%		96.5%		93.4%
Contribution from catastrophe losses			12.2	25.0	4.0	13.0	11.2	5.9	18.4	8.6		10.1		8.5
GAAP combined ratio excl. catastrophe losses			82.7%	88.3%	80.7%	84.4%	87.3%	87.7%	85.4%	87.5%		86.4%		84.9%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies. Statutory ratios exclude the results of Cincinnati Global.
Consolidated property casualty data includes the results of Cincinnati Re and Cincinnati Global.
CINF Second-Quarter 2025 Supplemental Financial Data

Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/25	9/30/25	6/30/25	3/31/25	12/31/24	9/30/24	6/30/24	3/31/24	6/30/25	6/30/24	9/30/25	9/30/24	12/31/25	12/31/24
Premiums
Agency renewal written premiums			$1,116	$1,152	$1,001	$987	$1,023	$1,076	$2,268	$2,099		$3,086		$4,087
Agency new business written premiums			200	203	179	187	193	182	403	375		562		741
Other written premiums			(26)	(30)	(37)	(36)	(30)	(35)	(56)	(65)		(101)		(138)
Net written premiums			$1,290	$1,325	$1,143	$1,138	$1,186	$1,223	$2,615	$2,409		$3,547		$4,690
Unearned premium change			(78)	(146)	17	(1)	(79)	(141)	(224)	(220)		(221)		(204)
Earned premiums			$1,212	$1,179	$1,160	$1,137	$1,107	$1,082	$2,391	$2,189		$3,326		$4,486
Year over year change %
Agency renewal written premiums			9%	7%	7%	8%	4%	3%	8%	4%		5%		5%
Agency new business written premiums			4	12	17	26	30	36	7	33		30		27
Other written premiums			13	14	(28)	(9)	(7)	(3)	14	(5)		(6)		(11)
Net written premiums			9	8	8	11	7	7	9	7		8		8
Paid losses and loss expenses
Losses paid			$493	$403	$481	$500	$460	$479	$897	$941		$1,440		$1,922
Loss expenses paid			110	109	104	102	103	106	218	207		311		413
Loss and loss expenses paid			$603	$512	$585	$602	$563	$585	$1,115	$1,148		$1,751		$2,335
Incurred losses and loss expenses
Loss and loss expense incurred			$767	$735	$624	$706	$746	$719	$1,502	$1,465		$2,171		$2,795
Loss and loss expenses paid as a % of incurred			78.6%	69.7%	93.8%	85.3%	75.5%	81.4%	74.2%	78.4%		80.7%		83.5%
Statutory combined ratio
Loss ratio			50.7%	49.7%	41.4%	51.0%	57.8%	56.5%	50.2%	57.2%		55.1%		51.5%
Loss adjustment expense ratio			12.7	12.6	12.4	11.1	9.6	9.9	12.6	9.7		10.2		10.8
Net underwriting expense ratio			28.3	26.9	31.4	31.2	29.9	27.4	27.6	28.7		29.4		29.9
Statutory combined ratio			91.7%	89.2%	85.2%	93.3%	97.3%	93.8%	90.4%	95.6%		94.7%		92.2%
Contribution from catastrophe losses			7.0	3.6	0.9	5.4	9.3	6.2	5.4	7.8		6.9		5.4
Statutory combined ratio excl. catastrophe losses			84.7%	85.6%	84.3%	87.9%	88.0%	87.6%	85.0%	87.8%		87.8%		86.8%
GAAP combined ratio
GAAP combined ratio			92.9%	91.9%	84.5%	93.0%	99.1%	96.5%	92.4%	97.9%		96.2%		93.2%
Contribution from catastrophe losses			7.0	3.6	0.9	5.4	9.3	6.2	5.4	7.8		6.9		5.4
GAAP combined ratio excl. catastrophe losses			85.9%	88.3%	83.6%	87.6%	89.8%	90.3%	87.0%	90.1%		89.3%		87.8%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
CINF Second-Quarter 2025 Supplemental Financial Data

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/25	9/30/25	6/30/25	3/31/25	12/31/24	9/30/24	6/30/24	3/31/24	6/30/25	6/30/24	9/30/25	9/30/24	12/31/25	12/31/24
Premiums
Agency renewal written premiums			$866	$634	$625	$695	$681	$494	$1,500	$1,175		$1,870		$2,495
Agency new business written premiums			141	127	154	165	163	122	268	285		450		604
Other written premiums			(27)	(89)	(26)	(28)	(25)	(21)	(116)	(46)		(74)		(100)
Net written premiums			$980	$672	$753	$832	$819	$595	$1,652	$1,414		$2,246		$2,999
Unearned premium change			(176)	26	(27)	(154)	(188)	(7)	(150)	(195)		(349)		(376)
Earned premiums			$804	$698	$726	$678	$631	$588	$1,502	$1,219		$1,897		$2,623
Year over year change %
Agency renewal written premiums			27%	28%	29%	28%	26%	27%	28%	26%		27%		27%
Agency new business written premiums			(13)	4	41	35	54	54	(6)	54		47		45
Other written premiums			(8)	(324)	(63)	(56)	(39)	(11)	(152)	(24)		(35)		(41)
Net written premiums			20	13	30	29	30	33	17	31		30		30
Paid losses and loss expenses
Losses paid			$446	$609	$388	$355	$335	$282	$1,055	$618		$973		$1,361
Loss expenses paid			63	64	56	46	51	51	127	102		148		204
Loss and loss expenses paid			$509	$673	$444	$401	$386	$333	$1,182	$720		$1,121		$1,565
Incurred losses and loss expenses
Loss and loss expense incurred			$598	$846	$374	$553	$489	$379	$1,444	$868		$1,421		$1,795
Loss and loss expenses paid as a % of incurred			85.1%	79.6%	118.7%	72.5%	78.9%	87.9%	81.9%	82.9%		78.9%		87.2%
Statutory combined ratio
Loss ratio			64.8%	110.1%	41.1%	71.7%	67.1%	55.2%	85.9%	61.3%		65.0%		58.4%
Loss adjustment expense ratio			9.6	11.0	10.4	9.8	10.5	9.3	10.3	9.9		9.9		10.0
Net underwriting expense ratio			24.7	31.2	28.5	25.8	25.2	29.6	27.3	27.1		26.6		27.1
Statutory combined ratio			99.1%	152.3%	80.0%	107.3%	102.8%	94.1%	123.5%	98.3%		101.5%		95.5%
Contribution from catastrophe losses			23.8	58.7	0.2	26.6	20.9	8.8	40.0	15.0		19.2		13.9
Statutory combined ratio excl. catastrophe losses			75.3%	93.6%	79.8%	80.7%	81.9%	85.3%	83.5%	83.3%		82.3%		81.6%
GAAP combined ratio
GAAP combined ratio			102.0%	151.3%	80.2%	110.3%	106.9%	93.9%	124.9%	100.6%		104.1%		97.5%
Contribution from catastrophe losses			23.8	58.7	0.2	26.6	20.9	8.8	40.0	15.0		19.2		13.9
GAAP combined ratio excl. catastrophe losses			78.2%	92.6%	80.0%	83.7%	86.0%	85.1%	84.9%	85.6%		84.9%		83.6%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
CINF Second-Quarter 2025 Supplemental Financial Data

Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/25	9/30/25	6/30/25	3/31/25	12/31/24	9/30/24	6/30/24	3/31/24	6/30/25	6/30/24	9/30/25	9/30/24	12/31/25	12/31/24
Premiums
Agency renewal written premiums			$153	$126	$133	$113	$139	$113	$279	$252		$365		$498
Agency new business written premiums			63	53	49	54	51	42	116	93		147		196
Other written premiums			(14)	(11)	(11)	(10)	(10)	(9)	(25)	(19)		(29)		(40)
Net written premiums			$202	$168	$171	$157	$180	$146	$370	$326		$483		$654
Unearned premium change			(28)	(6)	(3)	—	(29)	(7)	(34)	(36)		(36)		(39)
Earned premiums			$174	$162	$168	$157	$151	$139	$336	$290		$447		$615
Year over year change %
Agency renewal written premiums			10%	12%	19%	22%	19%	7%	11%	13%		16%		16%
Agency new business written premiums			24	26	2	26	6	11	25	8		14		11
Other written premiums			(40)	(22)	(10)	(25)	(11)	(13)	(32)	(12)		(16)		(14)
Net written premiums			12	15	14	23	15	7	13	12		15		15
Paid losses and loss expenses
Losses paid			$38	$40	$39	$34	$41	$46	$78	$86		$121		$160
Loss expenses paid			17	18	19	17	16	17	35	34		49		69
Loss and loss expenses paid			$55	$58	$58	$51	$57	$63	$113	$120		$170		$229
Incurred losses and loss expenses
Loss and loss expense incurred			$110	$99	$112	$107	$102	$90	$209	$192		$299		$411
Loss and loss expenses paid as a % of incurred			50.0%	58.6%	51.8%	47.7%	55.9%	70.0%	54.1%	62.5%		56.9%		55.7%
Statutory combined ratio
Loss ratio			43.8%	43.1%	45.1%	45.2%	48.6%	48.9%	43.4%	48.7%		47.5%		46.8%
Loss adjustment expense ratio			19.7	17.8	21.4	23.4	19.0	15.6	18.8	17.4		19.5		20.0
Net underwriting expense ratio			25.3	25.5	27.3	26.7	26.0	26.0	25.4	26.0		26.2		26.5
Statutory combined ratio			88.8%	86.4%	93.8%	95.3%	93.6%	90.5%	87.6%	92.1%		93.2%		93.3%
Contribution from catastrophe losses			1.3	0.3	1.1	1.5	1.9	0.5	0.9	1.2		1.4		1.3
Statutory combined ratio excl. catastrophe losses			87.5%	86.1%	92.7%	93.8%	91.7%	90.0%	86.7%	90.9%		91.8%		92.0%
GAAP combined ratio
GAAP combined ratio			91.1%	88.3%	93.1%	95.3%	95.4%	91.9%	89.8%	93.7%		94.3%		94.0%
Contribution from catastrophe losses			1.3	0.3	1.1	1.5	1.9	0.5	0.9	1.2		1.4		1.3
GAAP combined ratio excl. catastrophe losses			89.8%	88.0%	92.0%	93.8%	93.5%	91.4%	88.9%	92.5%		92.9%		92.7%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
CINF Second-Quarter 2025 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Statutory Statements of Income

	For the Three Months Ended June 30,				For the Six Months Ended June 30,
(Dollars in millions)	2025	2024	Change	% Change	2025	2024	Change	% Change
Underwriting income
Net premiums written	$2,636	$2,392	$244	10	$5,055	$4,558	$497	11
Unearned premium change	304	365	(61)	(17)	523	587	(64)	(11)
Earned premiums	$2,332	$2,027	$305	15	$4,532	$3,971	$561	14

Losses incurred	$1,291	$1,199	$92	8	$2,883	$2,272	$611	27
Defense and cost containment expenses incurred	139	93	46	49	265	172	93	54
Adjusting and other expenses incurred	131	110	21	19	263	216	47	22
Other underwriting expenses incurred	696	662	34	5	1,377	1,256	121	10
Workers compensation dividend incurred	1	1	—	—	2	3	(1)	(33)
Total underwriting deductions	$2,258	$2,065	$193	9	$4,790	$3,919	$871	22

Net underwriting profit (loss)	$74	$(38)	$112	nm	$(258)	$52	$(310)	nm

Investment income
Gross investment income earned	$195	$156	$39	25	$379	$314	$65	21
Net investment income earned	193	154	39	25	374	310	64	21
Net realized capital gains and losses, net	(7)	11	(18)	nm	(7)	48	(55)	nm
Net investment gains (net of tax)	$186	$165	$21	13	$367	$358	$9	3

Other income	$1	$1	$—	—	$3	$3	$—	—

Net income before federal income taxes	$261	$128	$133	104	$112	$413	$(301)	(73)
Federal and foreign income taxes incurred	49	31	18	58	(13)	59	(72)	nm
Net income (statutory)	$212	$97	$115	119	$125	$354	$(229)	(65)

Policyholders' surplus - statutory	$8,850	$7,732	$1,118	14	$8,850	$7,732	$1,118	14

Fixed maturities at amortized cost - statutory	$13,037	$10,703	$2,334	22	$13,037	$10,703	$2,334	22
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Second-Quarter 2025 Supplemental Financial Data

The Cincinnati Life Insurance Company
Statutory Statements of Income

	For the Three Months Ended June 30,				For the Six Months Ended June 30,
(Dollars in millions)	2025	2024	Change	% Change	2025	2024	Change	% Change
Net premiums written	$93	$94	$(1)	(1)	$172	$179	$(7)	(4)
Net investment income	50	47	3	6	100	94	6	6
Commissions and expense allowances on reinsurance ceded	1	1	—	—	2	2	—	—
Income from fees associated with separate accounts	2	2	—	—	3	3	—	—
Total revenues	$146	$144	$2	1	$277	$278	$(1)	—

Death benefits and matured endowments	$40	$42	$(2)	(5)	$96	$85	$11	13
Annuity benefits	20	28	(8)	(29)	43	68	(25)	(37)
Disability benefits and benefits under accident and health contracts	1	1	—	—	1	1	—	—
Surrender benefits and group conversions	10	9	1	11	20	17	3	18
Interest and adjustments on deposit-type contract funds	2	—	2	nm	4	2	2	100
Increase in aggregate reserves for life and accident and health contracts	2	(5)	7	nm	(7)	(17)	10	59
Total benefit expenses	$75	$75	$—	—	$157	$156	$1	1

Commissions	$12	$13	$(1)	(8)	$24	$25	$(1)	(4)
General insurance expenses and taxes	16	16	—	—	31	30	1	3
Increase in loading on deferred and uncollected premiums	(1)	(1)	—	—	2	—	2	nm
Net transfers from separate accounts	—	(3)	3	100	(8)	(3)	(5)	167
Total underwriting expenses	$27	$25	$2	8	$49	$52	$(3)	(6)

Federal and foreign income taxes incurred	11	11	—	—	17	17	—	—

Net gain from operations before capital gains and losses	$33	$33	$—	—	$54	$53	$1	2

Gains and losses net of capital gains tax, net	(5)	(7)	2	29	(6)	(9)	3	33

Net income (statutory)	$28	$26	$2	8	$48	$44	$4	9

Policyholders' surplus - statutory	$556	$460	$96	21	$556	$460	$96	21

Fixed maturities at amortized cost - statutory	$3,854	$3,878	$(24)	(1)	$3,854	$3,878	$(24)	(1)
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
CINF Second-Quarter 2025 Supplemental Financial Data

Quarterly Data - Other

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/25	9/30/25	6/30/25	3/31/25	12/31/24	9/30/24	6/30/24	3/31/24	6/30/25	6/30/24	9/30/25	9/30/24	12/31/25	12/31/24
Cincinnati Re:
Net written premiums			$164	$255	$99	$89	$207	$202	$418	$409		$498		$597
Year over year change %- written premium			(21)%	26%	50%	5%	17%	(12)%	2%	—%		1%		7%
Earned premiums			$142	$161	$162	$138	$138	$135	$303	$273		$411		$573
Current accident year before catastrophe losses			56.2%	46.6%	37.6%	52.5%	49.6%	63.0%	51.1%	56.3%		55.0%		50.0%
Current accident year catastrophe losses			(0.6)	66.3	29.1	30.2	2.4	—	34.9	1.2		11.0		16.1
Prior accident years before catastrophe losses			5.7	(4.5)	0.7	(10.1)	(0.8)	(10.4)	0.3	(5.6)		(7.1)		(4.9)
Prior accident years catastrophe losses			(1.2)	(2.4)	—	(2.5)	(4.7)	—	(1.8)	(2.4)		(2.4)		(1.7)
Total loss and loss expense ratio			60.1%	106.0%	67.4%	70.1%	46.5%	52.6%	84.5%	49.5%		56.5%		59.5%

Cincinnati Global:
Net written premiums			$97	$75	$77	$77	$67	$82	$173	$149		$226		$303
Year over year change %- written premium			45%	(9)%	18%	12%	(18)%	28%	16%	2%		5%		8%
Earned premiums			$65	$64	$68	$107	$48	$48	$129	$96		$203		$271
Current accident year before catastrophe losses			41.8%	39.3%	20.6%	31.6%	47.9%	48.2%	40.6%	48.1%		39.4%		34.7%
Current accident year catastrophe losses			3.7	31.4	47.1	9.6	—	—	17.4	—		5.0		15.6
Prior accident years before catastrophe losses			(22.4)	(0.2)	(10.4)	(3.8)	(21.2)	(19.7)	(11.4)	(20.4)		(11.7)		(11.4)
Prior accident years catastrophe losses			17.3	(13.9)	(3.4)	(3.6)	(4.4)	(5.9)	1.8	(5.2)		(4.3)		(4.1)
Total loss and loss expense ratio			40.4%	56.6%	53.9%	33.8%	22.3%	22.6%	48.4%	22.5%		28.4%		34.8%

Noninsurance operations:
Interest and fees on loans and leases			$2	$3	$2	$3	$2	$2	$5	$4		$7		$9
Other revenue			3	1	3	—	2	1	4	3		3		6
Interest expense			14	13	13	13	14	13	27	27		40		53
Operating expenses			10	11	13	6	9	4	21	13		19		32
Total noninsurance operations loss			$(19)	$(20)	$(21)	$(16)	$(19)	$(14)	$(39)	$(33)		$(49)		$(70)

*Dollar amounts shown are in conformity with GAAP and rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*Noninsurance operations include the noninvestment operations of the parent company and a noninsurance subsidiary, CFC Investment Company.
CINF Second-Quarter 2025 Supplemental Financial Data